UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
October 2, 2006

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events.

On October 2, 2006, Ameren Corporation (“Ameren”) issued a press release stating that the Federal Energy Regulatory Commission (“FERC”) on October 2, 2006, approved a stipulation and consent agreement reached between the FERC’s Office of Enforcement and Ameren’s subsidiary, Union Electric Company, doing business as AmerenUE (“UE”), relating to the December 2005 breach of the upper reservoir at UE’s Taum Sauk pumped-storage hydroelectric facility. The stipulation and consent agreement resolves all issues arising from an investigation that the FERC’s Office of Enforcement conducted into alleged violations of license conditions and FERC regulations by UE as the licensee of the Taum Sauk hydroelectric facility that may have contributed to the breach of the upper reservoir. As part of the stipulation and consent agreement, UE agreed, among other things, to: (i) pay a civil penalty of $10 million; (ii) pay $5 million into an interest-bearing escrow account to fund project enhancements at or near the Taum Sauk facility; and (iii) implement and comply with a new dam safety program developed in connection with the settlement.  As a result of $8 million having previously been accrued with respect to the FERC's investigation, this stipulation and consent agreement will limit the after-tax charge to earnings in the quarter ended September 30, 2006 to $7 million.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Investigations by state authorities of the December 2005 breach of the upper reservoir at UE’s Taum Sauk hydroelectric facility have not concluded.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number:	Title:
99.1
Press release regarding FERC-approved stipulation and consent agreement relating to Taum Sauk hydroelectric facility December
2005 upper reservoir breach, issued on October 2,
2006, by Ameren Corporation.

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This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

UNION ELECTRIC COMPANY
(Registrant)

/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller
(Principal Accounting Officer)

Date: October 2, 2006

Exhibit Index

Exhibit Number:	Title:
99.1
Press release regarding FERC-approved stipulation and consent agreement relating to Taum Sauk hydroelectric facility December
2005 upper reservoir breach, issued on October 2,
2006, by Ameren Corporation.